UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2019

EXLSERVICE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33089	82-0572194
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

320 Park Avenue, 29th Floor

New York, New York 10022

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 277-7100

280 Park Avenue, 38th Floor

New York, New York 10017

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	EXLS	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 Item 3.03. Material Modification to Rights of Security Holders.

The information contained in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective June 17, 2019, the Board of Directors (the “Board”) of ExlService Holdings, Inc. (the “Company”), in accordance with Section 7.7 of the Company’s Fourth Amended and Restated By-laws (the “Existing By-laws”), adopted the Fifth Amended and Restated By-laws of ExlService Holdings, Inc. (the “Fifth Amended and Restated By-Laws), which reflect an amendment (the “Amendment”) to Section 3.2 of the Existing By-laws to declassify the Board over a three-year phase out period, which when completed will allow for the election of all directors on an annual basis.

The Fifth Amended and Restated Bylaws containing the Amendment conforms the Existing By-Laws to the amendment to the Company’s amended and restated certificate of incorporation (the “Charter Amendment”) approved by the stockholders at the 2019 Annual Meeting of Stockholders (the “2019 Annual Meeting”), as described in Item 5.07 of this Current Report on Form 8-K and in the Company’s definitive proxy statement for the 2019 Annual Meeting filed with the Securities and Exchange Commission.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the text of the Amendment, which is included as Exhibit 3.1 to this report. In addition, the complete Fifth Amended and Restated By-laws is included as Exhibit 3.2 to this report.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 17, 2019, at the Annual Meeting, the Company’s stockholders voted on the following items: (1) the approval of the Charter Amendment, (2) the election of three Class I members of the Board, (3) the ratification of the selection of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for fiscal year 2019, and (4) the approval, on a non-binding advisory basis, of the compensation of the named executive officers of the Company (“Say-on-Pay”).

Proposal 1. The Charter Amendment was approved. The final results of the voting were as follows:

For	Against	Abstain	Broker Non-Votes
31,361,985	551	32,395	1,468,064

Proposal 2. Each of the three nominees for election to the board of directors was duly elected to serve as a director until the 2020 annual meeting of stockholders or until his or her successor is duly elected and qualified in accordance with the by-laws of the Company. The final results of the voting were as follows:

Nominees	For	Against	Abstain	Broker Non-Votes
Rohit Kapoor	31,270,371	111,185	13,375	1,468,064
Anne Minto	31,292,577	89,979	12,375	1,468,064
Jaynie Studenmund	31,307,529	75,027	12,375	1,468,064

Proposal 3. The proposal to ratify the selection of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for fiscal year 2019 was approved. The final results of the voting were as follows:

For	Against	Abstain	Broker Non-Votes
32,090,627	701,044	71,324	N/A

Proposal 4. The Say-on-Pay proposal was approved. The final results of the voting were as follows:

For	Against	Abstain	Broker Non-Votes
30,306,983	1,054,552	33,396	1,468,064

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

Number	Description
3.1	Amendment to the Company’s Fourth Amended and Restated By-laws effective June 17, 2019

3.2	Fifth Amended and Restated By-laws of ExlService Holdings, Inc.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXLSERVICE HOLDINGS, INC. (Registrant)

Date: June 19, 2019	By:	/s/ Ajay Ayyappan
	Name:	Ajay Ayyappan
	Title:	Senior Vice President, General Counsel and Secretary